SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2002

EMBREX, INC.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	000-19495	56-1469825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1040 Swabia Court
Durham, North Carolina 27703
(Address of Principal Executive Offices)

(919) 941-5185
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name Or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.    Regulation FD Disclosure

On August 12, 2002, Embrex, Inc. (the “Registrant”) filed with the Securities and Exchange Commission its Report of Form 10-Q for the quarter ended June 30, 2002 (the “Report”). Accompanying the Report were certifications provided to comply with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these certifications are attached as exhibits to this Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBREX, INC.

Dated: August 12, 2002	By:	/s/ RANDALL L. MARCUSON
Name: Randall L. Marcuson Title: President and Chief Executive Officer

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